Note 6 - Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

Note 6 - Employee Benefit Plans

Oversight of Plans

The Retirement Plan Investment Committee (the Committee) appointed by our Board of Directors is responsible for overseeing the investments of our defined benefit retirement plans. Further, we have an Investment Policy (the Policy) for our pension and other retirement benefit plans whose goal is to preserve these plans’ capital and maximize investment earnings in excess of inflation within acceptable levels of capital market volatility. To accomplish this goal, the plans’ assets are managed to optimize long-term return while maintaining a high standard of portfolio quality and diversification.

We will continue to diversify retirement plan investments to minimize the risk of large losses in a single asset class. We do not have a concentration of assets in a single entity, industry, country, commodity or class of investment fund. The Policy’s permissible investments include domestic and international equities (including convertible securities and mutual funds), domestic and international fixed income securities (corporate and government obligations), cash and cash equivalents and other suitable investments.

Equity market performance and corporate bond rates have a significant effect on our reported funded status. Changes in the projected benefit obligation (PBO) and accumulated postretirement benefit obligation (APBO) are mainly driven by the assumed discount rate. Additionally, equity market performance has a significant effect on our market-related value of plan assets (MRVPA), which is used by the AGL Plan, to determine the expected return on the plan assets component of net annual pension cost. The MRVPA is a calculated value. Gains and losses on plan assets are spread through the MRVPA based on the five-year smoothing weighted average methodology.

Pension Benefits

We sponsor the AGL Plan, which is a tax-qualified defined benefit retirement plan for our eligible employees. A defined benefit plan specifies the amount of benefits an eligible participant eventually will receive using information about the participant, including information related to the participant’s earnings history, years of service and age. In 2012, we also sponsored two other tax-qualified defined benefit retirement plans for our eligible employees, a Nicor plan and a NUI plan. Effective as of December 31, 2012, the NUI plan and the Nicor plan were merged into the AGL Plan. The participants of the former Nicor and NUI plans are now being offered their benefits, as described below, through the AGL Plan.

We generally calculate the benefits under the AGL Plan based on age, years of service and pay. The benefit formula for the AGL Plan is currently a career average earnings formula. Participants who were employees as of July 1, 2000 and who were at least 50 years of age as of that date earned benefits until December 31, 2010 under a final average pay formula. Participants who were employed as of July 1, 2000, but did not satisfy the age requirement to continue under the final average earnings formula, transitioned to the career average earnings formula on July 1, 2000.

Effective January 1, 2012, the AGL Plan was frozen with respect to participation for non-union employees hired on or after that date. Such employees are entitled to employer provided benefits under their defined contribution plan that exceed defined contribution benefits for employees who participate in the defined benefit plan.

Participants in the former Nicor plan receive noncontributory defined pension benefits. These benefits cover substantially all employees of Nicor Gas and its affiliates that adopted the Nicor plan, hired prior to 1998. Pension benefits are based on years of service and the highest average annual salary for management employees and job level for collectively bargained employees (referred to as pension bands). The benefit obligation related to collectively bargained benefits considers the past practice of regular benefit increases.

Participants in the former NUI plan included substantially all of NUI Corporation’s employees who were employed on or before December 31, 2005. Florida City Gas union employees, who until February 2008 participated in a union-sponsored multiemployer plan became eligible to participate in the AGL Plan in February 2008. The AGL Plan provides pension benefits to these participants based on years of credited service and final average compensation as of the plan freeze date. Effective December 31, 2005, participation and benefit accrual under the NUI Plan were frozen. As of January 1, 2006, former participants in that plan became eligible to participate in the AGL Plan.

Welfare Benefits

Until December 31, 2012, we sponsored two defined benefit retiree health care plans for our eligible employees, AGL Welfare Plan and the Nicor Welfare Benefit Plan (Nicor Welfare Plan). Eligibility for these benefits is based on age and years of service. Effective December 31, 2012, the Nicor Welfare Plan was terminated and as of January 1, 2013, all participants under that plan became eligible to participate in the AGL Welfare Plan. This change in plan participation eligibility did not affect the benefit terms. The Nicor Welfare Plan benefits described below are now being offered to such participants under the AGL Welfare Plan.

The AGL Welfare Plan includes medical coverage for all eligible AGL Resources employees who were employed as of June 30, 2002, if they reach the plan’s retirement age while working for us. In addition, the AGL Welfare Plan provides life insurance for all employees if they have ten years of service at retirement. The state regulatory commissions have approved phase-in plans that defer a portion of the related benefits expense for future recovery. The AGL Welfare Plan terms include a limit on the employer share of costs at limits based on the coverage tier, plan elected and salary level of the employee at retirement.

Medicare eligible retirees covered by the AGL Welfare Plan, including all of those at least age 65, receive benefits through our contribution to a retiree health reimbursement arrangement account. Additionally, on the pre-65 medical coverage of the AGL Welfare Plan our expected cost is determined by a retiree premium schedule based on salary level and years of service. Due to the cap, there is no impact on the periodic benefit cost or on our accumulated projected benefit obligation for a change in the assumed healthcare cost trend rate for this portion of the plan.

The plan provisions that are applicable to prior participants in the Nicor Welfare Plan include health care and life insurance benefits to eligible retired employees and include a limit on the employer share of cost for employees hired after 1982.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 provides for a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. Prescription drug coverage for the Nicor Gas Medicare-eligible population changed, effective January 1, 2013, from an employer-sponsored prescription drug plan with the Retiree Drug Subsidy to an Employer Group Waiver Plan (EGWP). The EGWP replaces the employer sponsored prescription drug plan. The expected savings is estimated to be approximately 12% of total Medicare eligible liability.

We also have a separate unfunded supplemental retirement health care plan that provides health care and life insurance benefits to employees of discontinued businesses. This plan is noncontributory with defined benefits. Net plan expenses were immaterial in 2013 and 2012. The APBO associated with this plan was $2 million at December 31, 2013, and $3 million at December 31, 2012.

Assumptions

We considered a variety of factors in determining and selecting our assumptions for the discount rate at December 31. We based our discount rates separately for each plan on an above-mean yield curve provided by our actuaries that is derived from a portfolio of high quality (rated AA or better) corporate bonds with a yield higher than the regression mean curve and the equivalent annuity cash flows.

The components of our pension and welfare costs are set forth in the following table.

	Pension plans			Welfare plans
Dollars in millions	2013	2012	2011	2013	2012	2011
Service cost	$29	$28	$14	$3	$4	$1
Interest cost	43	44	29	14	16	6
Expected return on plan assets	(62)	(64)	(33)	(6)	(5)	(5)
Net amortization of prior service credit	(2)	(2)	(2)	(5)	(3)	(4)
Recognized actuarial loss	35	34	14	8	9	2
Net periodic benefit cost	$43	$40	$22	$14	$21	$-

Assumptions used to determine benefit costs
Discount rate (1)	4.2%	4.6%	5.4%	4.0%	4.5%	5.2%
Expected return on plan assets (1)	7.8%	8.4%	8.5%	7.8%	8.5%	8.2%
Rate of compensation increase (1)	3.7%	3.7%	3.7%	3.8%	3.8%	3.7%
Pension band increase (2)	2.0%	2.0%	2.0%	n/a	n/a	n/a

(1)	Rates are presented on a weighted average basis.

(2)	Only applicable to the Nicor Gas union employees.

The following tables present details about our pension and welfare plans.

	Pension plans		Welfare plans
Dollars in millions	2013	2012	2013	2012
Change in plan assets
Fair value of plan assets, January 1,	$837	$754	$77	$67
Actual return on plan assets	134	101	16	10
Employee contributions	-	-	3	1
Employer contributions	1	42	19	17
Benefits paid	(65)	(59)	(23)	(19)
Medicare Part D reimbursements	-	-	1	1
Plan curtailment and settlements	-	(1)	-	-
Fair value of plan assets, December 31,	$907	$837	$93	$77
Change in benefit obligation
Benefit obligation, January 1,	$1,046	$968	$354	$397
Service cost	29	28	3	4
Interest cost	43	44	14	17
Actuarial loss (gain)	(93)	66	(26)	(22)
Plan amendments	-	-	-	(25)
Medicare Part D reimbursements	-	-	1	1
Benefits paid	(65)	(59)	(23)	(19)
Employee contributions	-	-	3	1
Plan curtailment and settlements	-	(1)	-	-
Benefit obligation, December 31,	$960	$1,046	$326	$354
Funded status at end of year	$(53)	$(209)	$(233)	$(277)
Amounts recognized in the Consolidated Statements of Financial Position consist of
Long-term asset	$117	$33	$-	$-
Current liability	(2)	(2)	-	(12)
Long-term liability	(168)	(240)	(233)	(265)
Total liability at December 31,	$(53)	$(209)	$(233)	$(277)
Accumulated benefit obligation (1)	$902	$983	n/a	n/a
Assumptions used to determine benefit obligations
Discount rate	5.0%	4.2%	4.7%	4.0%
Rate of compensation increase	3.7%	3.7%	3.7%	3.7%
Pension band increase (2)	2.0%	2.0%	n/a	n/a

(1)	APBO differs from the projected benefit obligation in that the APBO excludes the effect of salary and wage increases.

(2)	Only applicable to the Nicor Gas union employees.

A portion of the net benefit cost or credit related to these plans has been capitalized as a cost of constructing gas distribution facilities and the remainder is included in operation and maintenance expense.

Assumptions used to determine the health care benefit cost for the AGL Welfare Plan were as follows:

	2013	2012
Health care cost trend rate assumed for next year	8.4%	8.4%
Ultimate rate to which the cost trend rate is assumed to decline	4.5%	4.5%
Year that reaches ultimate trend rate	2030	2030

Assumed health care cost trend rates can have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in the assumed health care cost trend rates for the AGL Welfare Plan would have the following effects:

In millions	Effect on service and interest cost	Effect on benefit obligation
1% Health care cost trend rate increase	$-	$15
1% Health care cost trend rate decrease	-	(13)

As a result of a cap on expected cost for the AGL Welfare Plan, a one-percentage-point increase or decrease in the assumed health care trend does not materially affect periodic benefit cost or accumulated benefit obligation of the Plan.

The following table presents the amounts not yet reflected in net periodic benefit cost and included in net regulatory assets and accumulated OCI as of December 31, 2013 and 2012:

	Net regulatory assets		Accumulated OCI		Total
In millions	Pension plans	Welfare plans	Pension plans	Welfare plans	Pension plans	Welfare plans

December 31, 2013:
Prior service credit	$-	$(20)	$(9)	$-	$(9)	$(20)
Net loss	61	60	210	30	271	90
Total	$61	$40	$201	$30	$262	$70
December 31, 2012:
Prior service cost (credit)	$-	$(24)	$(11)	$(2)	$(11)	$(26)
Net loss	146	83	324	52	470	135
Total	$146	$59	$313	$50	$459	$109

The 2014 estimated amortization out of regulatory assets or accumulated OCI for these plans are set forth in the following table.

	Net Regulatory Asset		Accumulated OCI		Total
In millions	Pension plans	Welfare plans	Pension plans	Welfare plans	Pension plans	Welfare plans
Amortization of prior service credit	$-	$(3)	$(2)	$-	$(2)	$(3)
Amortization of net loss	7	4	13	2	20	6

We recorded a regulatory asset for anticipated future cost recoveries of $108 million as of December 31, 2013 and $215 million as of December 31, 2012.

The following table presents the gross benefit payments expected for the years ended December 31, 2014 through 2023 for our pension and other retirement plans. There will be benefit payments under these plans beyond 2023.

In millions	Pension plans	Welfare plans
2014	$56	$20
2015	60	20
2016	63	21
2017	66	22
2018	68	23
2019-2023	366	123

Contributions

Our employees generally do not contribute to our pension and other retirement plans; however, Nicor Gas and pre-65 AGL retirees make nominal contributions to their health care plan. We fund the qualified pension plans by contributing at least the minimum amount required by applicable regulations and as recommended by our actuary. However, we may also contribute in excess of the minimum required amount. As required by The Pension Protection Act of 2006 (the Act), we calculate the minimum amount of funding using the traditional unit credit cost method.

The Act contained new funding requirements for single-employer defined benefit pension plans and established a 100% funding target (over a 7-year amortization period) for plan years beginning after December 31, 2007. In 2013 we had no required contributions to the merged AGL Plan. In 2012 we contributed a combined $40 million to the AGL Plan and the NUI Plan. No contributions were made to the Nicor Plan in 2012.

Employee Savings Plan Benefits

We sponsor defined contribution retirement benefit plans that allow eligible participants to make contributions to their accounts up to specified limits. Under these plans, our matching contributions to participant accounts were $14 million in 2013, $12 million in 2012 and $7 million in 2011.